SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 31, 2002

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)



        DELAWARE                   333-68542                   13-3633241
-------------------------        ---------------          ---------------------
    (State or Other               (Commission               (I.R.S. Employer
      Jurisdiction                File Number)            Identification No.)
   of Incorporation)



383 MADISON AVENUE
NEW YORK, NEW YORK                                               10179
-------------------------                                 ---------------------
 (Address of Principal                                         (Zip Code)
   Executive Offices)



Registrant's telephone number, including area code, is (212) 272-2000.


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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits:


      1. Pooling and Servicing Agreement, dated as of October 1, 2002, among Structured Asset Mortgage Investments Inc., as seller, Wells Fargo Bank Minnesota, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation and Bank One, National Association, as trustee.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


STRUCTURED ASSET MORTGAGE
INVESTMENTS INC.

By: /s/ Baron Silverstein
    --------------------------------------------------------------------------
Name:  Baron Silverstein
Title: Vice President

Dated:  November 12, 2002

                                  EXHIBIT INDEX


Exhibit              Item 601 (a) of    Sequentially            Page
Number               Regulation S-K     Numbered
                     Exhibit No.        Description
-------              ---------------    ------------            ----

1                    4                  Pooling and Servicing     4
                                        Agreement